UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2008

Whitestone REIT
(Exact Name of Registrant as Specified in Its Charter)

Hartman Commercial Properties REIT
(Former Name of Registrant)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 South Gessner, Suite 500 Houston, Texas 77063
(Address of principal executive offices)
(Zip Code)

(713) 827-9595
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 11, 2008, we entered into Amendment No. 6 to our Revolving Credit Agreement among Whitestone REIT Operating Partnership, L.P., Whitestone REIT Operating Partnership III LP, and KeyBank National Association (together with other participating lenders).  The key changes were:

•	Extension of the Maturity Date from March 11, 2008 to October 1, 2008.

•
Decrease of the required minimum ratio of consolidated rolling four-quarter earnings before interest, income tax, depreciation and amortization expenses to total interest expense, including capitalized interest, from a ratio of 2.0 to 1.0 to a ratio of 1.55 to 1.0.

•
Decrease of the required minimum ratio of consolidated earnings before interest, income tax, depreciation and amortization expenses to total interest expense, including capitalized interest, principal amortization, capital expenditures and preferred stock dividends from a ratio of 1.50 to 1.0 to a ratio of 1.40 to 1.0.

•
Addition of a requirement that declared or subsequently made dividends not be allowed to increase above the fourth quarter 2007 level.  If the number of shares issued and outstanding decrease, then the dividend payout must decrease proportionately.

•	Outstanding amounts under the credit facility accrue interest (at our option) at either the LIBOR or the Applicable Base Rate on the basis of a 360-day year, plus the applicable margin as shown below:

▪	LIBOR Margin	2.625%
▪	Applicable Base Margin	1.625%

A copy of our Revolving Credit Agreement among Whitestone REIT Operating Partnership, L.P., Whitestone REIT Operating Partnership III LP, and KeyBank National Association (together with other participating lenders), dated June 2, 2005 was previously filed as Exhibit 10.13 to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-11, Commission File No. 333-111674, filed on June 17, 2005, and is incorporated herein by reference.

A copy of Waiver and Amendment No. 1, dated May 8, 2006, between Whitestone REIT Operating Partnership, L.P., Whitestone REIT Operating Partnership III, L.P., and KeyBank National Association, as agent for the consortium of lenders, was previously filed as Exhibit 10.23 to the Registrant’s Quarterly Report on Form 10-Q, filed on May 12, 2006, and is incorporated herein by reference.

A copy of Amendment No. 2, dated May 19, 2006, between Whitestone REIT Operating Partnership, L.P., Whitestone REIT Operating Partnership III, L.P., and KeyBank National Association, as agent for the consortium of lenders, was previously filed as Exhibit 10.24 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 30, 2007, and is incorporated herein by reference.

A copy of Amendment No. 3, dated March 26, 2007, between Whitestone REIT Operating Partnership, L.P., Whitestone REIT Operating Partnership III, L.P., and KeyBank National Association, as agent for the consortium of lenders, was previously filed as Exhibit 10.24 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 30, 2007, and is incorporated herein by reference.

A copy of Amendment No. 5, dated October 31, 2007, between Whitestone REIT Operating Partnership, L.P., Whitestone REIT Operating Partnership III, L.P., and KeyBank National Association, as agent for the consortium of lenders, was previously filed as Exhibit 10.27 to the Registrant’s Quarterly Report on Form 10-Q, filed on November 14, 2007, and is incorporated herein by reference.

A copy of Amendment No. 6, dated March 11, 2008, between Whitestone REIT Operating Partnership, L.P., Whitestone REIT Operating Partnership III, L.P., and KeyBank National Association, as agent for the consortium of lenders, is furnished herewith as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Amendment No. 6 to Revolving Credit Agreement dated March 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT

Dated: March 17, 2008	By:	/s/ David K. Holeman
Name: David K. Holeman
Title: Chief Financial Officer